DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
Lexington Money Market Trust, like other money market mutual funds, generated an excellent real rate of return for its shareholders during the first half of 1998. The Trust's 4.7%* annualized yield far exceeded the 1.7% increase in consumer prices, as measured by the Consumer Price Index (twelve months ending May 1998).

While interest rates in the longer end of the market declined during the first half of the year, the short-end remained stable. In fact, there has been a slight back up in rates from the beginning of the year. Initially, the Asian crisis was expected to have an immediate impact on the domestic economy. Slower growth would cause the Federal Reserve to loosen monetary policy by lowering short-term interest rates. However, the economy continued to roll along quite strongly. Also, during much of the first half, the labor market remained tight. The unemployment rate slipped from 4.7% at the end of 1997 to 4.3% by April. GDP growth for the first quarter came in at a whopping 5.6%. More impressive during this period is that inflation remained benign.

Recent economic numbers indicate some caution. In June, both employment growth and hours worked in the economy both slowed. Additionally, the manufacturing sector of the economy shows signs of moderating. The Asian crisis clearly has helped U.S. economic growth slip to a more sustainable pace. Economists are anticipating gains as low as 1% for second quarter GDP.

We do not anticipate a Federal Reserve rate cut. While it has become clear that the economy is slowing, it is by no means collapsing. The American consumer, who accounts for roughly two-thirds of GDP growth, is still very confident. The consumer has experienced an increase in wealth as a result of mortgage refinancing and appreciation in equity prices. These factors have increased the wealth of the consumer and will continue to spur additional spending. Therefore, although the trade deficit has expanded higher, consumer spending should offset this partially.

The average maturity of the Trust is 18 days compared with 57 days for the typical money market fund. We continue to invest daily cash flow in commercial paper that offers the best rate compared to the targeted Federal Funds rate. The Trust consists of 92% high-grade commercial paper supplemented by 8% floating rate demand notes. We are positioned to perform well in a stable or rising interest rate environment.

We wish to thank our shareholders for their continued support.



Sincerely,

[GRAPHIC OMITTED]     [GRAPHIC OMITTED]       [GRAPHIC OMITTED]
Denis P. Jamison      Roseann G. McCarthy     Robert M. DeMichele
Portfolio Manager     Portfolio Manager       President
August, 1998          August, 1998            August, 1998

* The average annual yield for the seven day period ended June 30, 1998 was 4.60%. Shares of the Fund are not insured or guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

LEXINGTON MONEY MARKET TRUST
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1998 (unaudited)



                                                                                  Yield to
                                                                                  Maturity
 Principal                                                           Maturity    on Date of       Value
  Amount                            Security                           Date       Purchase       (Note 1)
-----------------------------------------------------------------------------------------------------------
                COMMERCIAL PAPER: 94.9%
 $ 3,000,000    Alfa Corporation   ..............................   07/14/98     5.66%          $2,993,987
   1,000,000    Alfa Corporation   ..............................   07/23/98     5.65              996,614
   1,750,000    American Honda Finance Corporation   ............   07/20/98     5.65            1,744,901
   1,400,000    American Honda Finance Corporation   ............   07/24/98     5.64            1,395,063
   1,500,000    Associates First Capital Corporation ............   07/16/98     5.65            1,496,544
   1,900,000    Associates First Capital Corporation ............   07/21/98     5.64            1,894,173
   1,800,000    Avnet, Inc.  ....................................   07/17/98     5.66            1,795,552
   1,500,000    Bemis Company, Inc.   ...........................   07/08/98     5.70            1,498,367
     928,000    Bemis Company, Inc.   ...........................   07/17/98     5.66              925,711
   3,900,000    Block Financial Corporation .....................   07/28/98     5.67            3,883,796
   4,500,000    Countrywide Home Loans, Inc.   ..................   07/14/98     5.67            4,490,949
   2,200,000    CSC Enterprises .................................   07/07/98     5.67            2,197,965
   1,600,000    CSC Enterprises .................................   07/07/98     5.73            1,598,507
     300,000    CSC Enterprises .................................   07/13/98     5.78              299,435
   3,800,000    Duke Capital Corporation ........................   07/06/98     5.66            3,797,081
   3,000,000    Eastern Corporate Federal Credit Union  .........   07/20/98     5.62            2,991,165
   1,700,000    Ford Motor Credit Company   .....................   07/01/98     6.07            1,700,000
   2,600,000    Ford Motor Credit Company   .....................   07/10/98     5.65            2,596,393
   2,300,000    General Electric Capital Corporation ............   07/07/98     5.64            2,297,884
     800,000    GTE Funding, Inc.  ..............................   07/02/98     5.63              799,877
     611,000    GTE Funding, Inc.  ..............................   07/06/98     5.71              610,523
   1,200,000    GTE Funding, Inc.  ..............................   07/10/98     5.67            1,198,329
   4,500,000    J.P. Morgan & Company, Inc. .....................   07/15/98     5.47            4,490,812
   3,900,000    Merrill Lynch & Company, Inc.  ..................   07/02/98     6.09            3,899,350
   4,500,000    Mid-States Corporate Federal Credit Union  ......   07/24/98     5.70            4,483,900
   4,000,000    MidAmerican Energy Company  .....................   07/13/98     5.64            3,992,627
   4,000,000    Progress Capital Corporation   ..................   07/08/98     5.63            3,995,699
   4,000,000    Prudential Funding Corporation ..................   07/08/98     5.63            3,995,707
   3,530,000    Reliastar Mortgage Corporation ..................   07/13/98     5.65            3,523,481
   2,780,000    Sears Roebuck Acceptance Corporation ............   07/29/98     5.64            2,768,064
   1,300,000    Transamerica Finance Corporation  ...............   07/14/98     5.65            1,297,404
   2,800,000    Volkswagen of America, Inc. .....................   07/10/98     5.62            2,796,136
   4,500,000    Winn Dixie Stores, Inc.  ........................   08/11/98     5.67            4,471,556
   1,300,000    Wisconsin Corporate Central Credit Union   ......   07/02/98     6.07            1,299,797
                                                                                                ----------
                TOTAL COMMERCIAL PAPER (cost $84,217,349)  ......                               84,217,349
                                                                                                ----------

LEXINGTON MONEY MARKET TRUST
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1998 (unaudited) (continued)


                                                                                      Yield to
                                                                                      Maturity
 Principal                                                               Maturity    on Date of        Value
  Amount                              Security                             Date       Purchase       (Note 1)
-----------------------------------------------------------------------------------------------------------------
                ADJUSTABLE RATE NOTES: 8.2%
 $ 3,300,000    Community Health System, Inc. Series A
                 First Union National Bank*  ........................   10/01/03       5.85%         $  3,300,000
                Virginia State Housing Development Authority
   4,000,000     Series C* ..........................................   01/01/47       5.55             4,000,000
                                                                                                     ------------
                TOTAL ADJUSTABLE RATE NOTES (cost $7,300,000).                                          7,300,000
                                                                                                     ------------
                TOTAL INVESTMENTS: 103.1% (cost $91,517,349+)  ......                                  91,517,349
                Liabilities in excess of other assets: (3.1%)  ......                                  (2,738,725)
                                                                                                     ------------
                TOTAL NET ASSETS: 100.0% (equivalent to $1.00
                 per share on 88,778,624 shares outstanding)   ......                                $ 88,778,624
                                                                                                     ============

          * Seven day demand Floating Rate Note.
          + Aggregate cost for Federal income tax purposes is identical.




   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON MONEY MARKET TRUST
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (unaudited)


ASSETS
Investments, at value (cost $91,517,349) (Note 1)   .................................    $91,517,349
Cash   ..............................................................................        310,238
Receivable for shares sold  .........................................................        599,169
Dividends and interest receivable ...................................................         32,789
                                                                                         -----------
       Total Assets   ...............................................................     92,459,545
                                                                                         -----------
LIABILITIES
Due to Lexington Management Corporation (Note 2) ....................................         30,356
Payable for shares redeemed .........................................................      3,564,257
Accrued expenses   ..................................................................         86,308
                                                                                         -----------
       Total Liabilities ............................................................      3,680,921
                                                                                         -----------
NET ASSETS (equivalent to $1.00 per share on 88,778,624 shares outstanding)
  (Note 3)   ........................................................................    $88,778,624
                                                                                         ===========
NET ASSETS consist of:
Shares of beneficial interest - $.10 par value per share  ...........................    $ 8,877,862
Paid-in capital - unlimited authorized shares of beneficial interest at no par value      79,900,762
                                                                                         -----------
       Total Net Assets  ............................................................    $88,778,624
                                                                                         ===========

LEXINGTON MONEY MARKET TRUST
STATEMENT OF OPERATIONS
Six months ended June 30, 1998 (unaudited)


INVESTMENT INCOME
Interest income   ...................................................                     $2,614,949
EXPENSES
   Investment advisory fee (Note 2) .................................    $232,272
   Transfer agent and shareholder servicing expenses (Note 2)  ......     106,891
   Accounting expenses (Note 2)  ....................................      41,470
   Printing and mailing expenses ....................................      30,420
   Registration fees ................................................      14,661
   Professional fees ................................................      14,788
   Directors' fees and expenses  ....................................       8,910
   Computer processing fees   .......................................       8,688
   Custodian expenses   .............................................       7,964
   Other expenses ...................................................      20,817
                                                                         --------
    Total expenses   ................................................     486,881
    Less: expenses recovered under contract with
     investment adviser (Note 2) ....................................      22,421           464,460
                                                                         --------        ----------
    Net investment income  ..........................................                     2,150,489
                                                                                         ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   ..................                    $2,150,489
                                                                                         ==========

  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON MONEY MARKET TRUST
STATEMENTS OF CHANGES IN NET ASSETS


                                                                          Six months ended     Year ended
                                                                           June 30, 1998      December 31,
                                                                            (unaudited)           1997
                                                                          -----------------   ---------------
Net investment income  ................................................     $  2,150,489       $  4,174,353
Distributions to shareholders from net investment income   ............       (2,150,489)        (4,174,353)
Decrease in net assets from capital share transactions (Note 3)  ......       (6,370,561)        (2,377,208)
                                                                            ------------       ------------
Net decrease in net assets   ..........................................       (6,370,561)        (2,377,208)

NET ASSETS
  Beginning of period  ................................................       95,149,185         97,526,393
                                                                            ------------       ------------
  End of period  ......................................................     $ 88,778,624       $ 95,149,185
                                                                            ============       ============

  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (unaudited) and December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

Lexington Money Market Trust (the "Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek a high level of current income from short-term investments as is consistent with the preservation of capital and liquidity. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

     INVESTMENTS Securities transactions are accounted for on a trade date basis. Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument. Interest income is accrued as earned.

     FEDERAL INCOME TAXES It is the Trust's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DIVIDENDS Dividends are declared daily from the total of net investment income and net realized gain (loss) on investments.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Trust pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.50% of the Trust's average daily net assets up to $500 million and 0.45% of its average daily net assets in excess of $500 million. LMC is required to reimburse the Trust for any expenses, including the investment

LEXINGTON MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (unaudited) and December 31, 1997 (continued)

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE (CONTINUED)

adviser's fee but excluding interest and taxes, in excess of 1.0% of the Trust's average daily net assets. Reimbursement for the six months ended June 30, 1998 amounted to $22,421 and is set forth in the statement of operations. The Trust also reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $88,812 which are incurred by the Trust, but paid by LMC.

3. SHARES OF BENEFICIAL  INTEREST
Transactions (at $1.00 per share) in shares were as follows:

                                                          Six months ended        Year ended
                                                           June 30, 1998         December 31,
                                                            (unaudited)              1997
                                                          ------------------     -------------
       Shares sold ....................................       50,343,175          116,527,395
       Shares issued to shareholders on reinvestment of
        dividends  ....................................        1,975,249            3,869,183
                                                              ----------          -----------
                                                              52,318,424          120,396,578
       Shares redeemed   ..............................      (58,688,985)        (122,773,786)
                                                             -----------         ------------
       Net decrease   .................................       (6,370,561)          (2,377,208)
                                                             ===========         ============

4. CASH
In order to facilitate the clearing process for redemptions by check, the Trust maintains a compensating balance with its transfer agent. At June 30, 1998, this compensating balance amounted to $193,000 and is included in cash in the statement of assets and liabilities.
                                --------------
LEXINGTON MONEY MARKET TRUST
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:

                                                                                   Year ended December 31,
                                                   Six months ended   ----------------------------------------------
                                                    June 30, 1998
                                                     (unaudited)        1997         1996         1995        1994
                                                   ----------------   -------      -------      -------      -------

Net asset value, beginning of period  ............    $  1.00         $  1.00     $   1.00    $    1.00    $    1.00
                                                      -------         -------     --------    ---------    ---------
Income from investment operations:
 Net investment income ...........................     0.0229          0.0458       0.0441       0.0495       0.0330
Less distributions:
 Distributions from net investment income   ......    (0.0229)        (0.0458)     (0.0441)     (0.0495)     (0.0330)
                                                      -------        --------     --------    ---------    ---------
Net asset value, end of period  ..................    $  1.00        $   1.00     $   1.00      $  1.00    $    1.00
                                                      =======        ========     ========    =========    =========
Total return  ...................................       4.67%*          4.68%        4.50%        5.06%        3.35%
Ratio to average net assets:
 Expenses, before reimbursement or waivers  ......      1.05%*          1.04%        1.04%        1.08%        1.02%
 Expenses, net of reimbursement or waivers  ......      1.00%*          1.00%        1.00%        1.00%        1.00%
 Net investment income, before reimbursement
  or waivers  ....................................      4.58%*          4.55%        4.37%        4.87%        3.30%
Net investment income  ...........................      4.63%*          4.58%        4.41%        4.95%        3.32%
Net assets, end of period (000's omitted)   ......    $88,779        $ 95,149     $ 97,526    $ 88,786     $ 111,805

* Annualized

LEXINGTON
INVESTOR SERVICES
--------------------------------------
AS A LEXINGTON SHAREHOLDER, YOU SHOULD BE AWARE OF THE MANY SERVICES AVAILABLE TO YOU.


NO LOAD - The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.*

                                   --------

FREE TELEPHONE EXCHANGE - Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.

                                   --------

CHECK WRITING PRIVILEGES -- Lexington Money Market Trust permits investors immediate access to their funds with check writing for withdrawals from their account.

                                   --------

TAX SHELTERED PLANS -- IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.

                                   --------

CUSTODIAL ACCOUNTS FOR MINORS -- Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.

                                   --------

SYSTEMATIC WITHDRAWAL PLAN -- An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.

                                   --------

COMPLETE RECORD KEEPING -- A statement is provided for every transaction in addition to a year-end statement with tax information.

THE LEXINGTON GROUP OF
NO LOAD INVESTMENT COMPANIES

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.--Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON INTERNATIONAL FUND, INC.--Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.--Seeks long-term capital appreciation through investments primarily in the equity securities of Russian companies.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.--Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON RAMIREZ GLOBAL INCOME FUND--Seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

LEXINGTON GOLDFUND, INC.--Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

LEXINGTON GROWTH AND INCOME FUND, INC.--Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

LEXINGTON CORPORATE LEADERS TRUST FUND--Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

LEXINGTON SMALLCAP FUND, INC.--Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

LEXINGTON CONVERTIBLE SECURITIES FUND--Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

LEXINGTON GNMA INCOME FUND, INC.--Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

LEXINGTON MONEY MARKET TRUST--Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.

For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0056. Read the prospectus carefully before you invest or send money.

*Redemptions on shares of Lexington Troika Dialog Russia Fund, Inc. held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

LEXINGTON
MONEY MARKET TRUST

INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


          --------------------------------------------------------

             ALL SHAREHOLDER REQUESTS FOR SERVICES OF
             ANY KIND SHOULD BE SENT TO:

             Transfer Agent
             ----------------------------------------------

             STATE STREET BANK AND
             TRUST COMPANY
             c/o National Financial Data Services
             1004 Baltimore
             Kansas City, Missouri 64105

             OR CALL TOLL FREE:
             SERVICE AND SALES: 1-800-526-0056
             24 HOUR ACCOUNT INFORMATION:
             1-800-526-0052

          --------------------------------------------------------





--------------------------------------------------------------------------------
(800) 526-0052

                                   "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements

--------------------------------------------------------------------------------



This report has been prepared for the information of the shareholders of Lexington Money Market Trust and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

                                -----------------
                                    LEXINGTON
                                -----------------

                                    [GRAPHIC]
                                    LEXINGTON
                                      MONEY
                                     MARKET
                                      TRUST

                                ----------------

                          Seeks a high level of current
                       income consistent with preservation
                        of capital and liquidity through
                         investments in interest bearing
                             short term money market
                                  instruments.

                                ----------------

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1998
                               The Lexington Group
                                   of NO LOAD
                              Investment Companies